SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549


              ----------------------------------

                           FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of
              The Security Exchange Act of 1934



    Date of Report (Date of earliest event reported)  October 8, 1997


                   ----------------------------


                   SMITH TECHNOLOGY CORPORATION
                   ----------------------------
           (Exact name of registrant as specified in its charter)



         DELAWARE                      0-14992        38-2294876
         --------                      -------        ----------
    (State of other jurisdiction of     (Commission File   (IRS Employer
      incorporated organization)             Number)       identification
                                                           No.)


                   Bayview Corporate Center
                3501 Jamboree Road, South Tower
                          Suite 304
                   Newport Beach, CA  92660
            (address of principal executive offices)



Registrant's telephone number, including area code:  (610) 825-3800


                   ----------------------------

Item 3.  Bankruptcy or Receivership

On October 8, 1997, the Company (Smith Technology Corporation) and six of its subsidiaries filed for protection under Chapter 11 of the U.S.
Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware.
The Bankruptcy Case Number(s) for the Company and its subsidiaries are 97-2062 to 97-2068. The Company remains in possession of its assets and is operating its business as a debtor-in-possession; no application has been made for the appointment of a trustee nor has a trustee been appointed.


Item 7.  Exhibits and Reports on Form 8-K

    (A)  Exhibits

         10.41 News Release dated October 13, 1997, announcing the Chapter 11 Bankruptcy filing of Smith
                   Technology Corporation.






































                        SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        SMITH TECHNOLOGY CORPORATION


                        By:  /s/  E. Brian Smith
                             -----------------------
                             E. Brian Smith
                             President







































EXHIBIT 10.41


SMITH
Technology Corporation                 NEWS RELEASE
----------------------                 ------------


              FOR IMMEDIATE RELEASE
              ---------------------

For:                                   Contacts:
----                                   ---------

Smith Technology Corporation           E. Brian Smith
One Plymouth Meeting                   Chairman
Plymouth Meeting, PA  19462            610-825-3800, ext. 228

                                       or

                                  Hobart G. Truesdell
                                  Walker, Truesdell & Associates
                                  212-687-1881, ext. 226


         SMITH TECHNOLOGY CORPORATION ANNOUNCES
                 CHAPTER 11 BANKRUPTCY
                 ---------------------

    NEWPORT BEACH, CA (October 13, 1997) -- Smith Technology Corporation
(SMTH) announced toady that the Company filed for protection under Chapter 11 of the Bankruptcy Code on October 8, 1997. The Company, under the jurisdiction of the court and with the consent of its senior lenders, intends to enter into an agreement for the sale of certain assets of its remaining operations, primarily contracts, to another company in the environmental remediation business. Interim debtor in possession financing will be provided by the Company's senior lenders, as due diligence is performed by the prospective buyer.

                   ------------------